SECURITIES & EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                        _________________________________

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported) February 2, 2004
                                                        ----------------

                               RONSON CORPORATION
              ----------------------------------------------------
             (Exact name of registrant as specified in its charter)

               New Jersey           1-1031          22-0743290
     --------------------------------------------------------------
    (State or other jurisdiction  (Commission      (IRS Employer
          of incorporation)       File Number)   Identification No.)

     Corporate Park III, Campus Dr., P.O. Box 6707, Somerset, NJ 08875-6707
     ----------------------------------------------------------------------
   (Address of principal executive offices)                      (Zip Code)

Registrant's telephone number, including area code (732) 469-8300
                                                   --------------





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                                                                     Page 2 of 4




                               RONSON CORPORATION
                                 FORM 8-K INDEX


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ITEM 5. OTHER EVENTS AND REGULATION FD DISCLOSURE                 3

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS                         3



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                                                                     Page 3 of 4




Item 5.  Other Events and Regulation FD Disclosure

     On January 28, 2004, Ronson Corporation (the "Company") issued a press release in the form attached as Exhibit 99.a, which is incorporated herein by reference. The furnishing of this information shall not be deemed an admission as to the materiality of the information included in this current report. This information is not filed but is furnished pursuant to Regulation FD.


Item 7.  Financial Statements and Exhibits

a)   Financial Statements: None.

b)   Pro Forma Financial Information: None.

c)   Exhibits:

     99.a) Ronson Corporation Press Release dated February 2, 2004, "Ronson Reports Preliminary Substantial Increases In Sales and Earnings in 2003".



                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                        Ronson Corporation



                                                        /s/Daryl K. Holcomb
                                                        ------------------------
                                                        Daryl K. Holcomb
                                                        Vice President &
                                                        Chief Financial Officer,
                                                        Controller and Treasurer
Dated:  February 3, 2004